Exhibit 10.01

U.S. $1,250,000,000
AMENDMENT NO. 1 TO THE
SECOND AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
Dated as of October 9, 2015
Among
EASTMAN CHEMICAL COMPANY
as Company
THE INITIAL LENDERS NAMED HEREIN
as Initial Lenders
CITIBANK, N.A.
as Administrative Agent
CITIGROUP GLOBAL MARKETS INC.
and
J.P. MORGAN SECURITIES LLC
as Joint Lead Arrangers
JPMORGAN CHASE BANK, N.A.
as Syndication Agent
and
BANK OF AMERICA, N.A.
BARCLAYS BANK PLC
MIZUHO BANK, LTD.
MORGAN STANLEY BANK, N.A.
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Documentation Agents

Exhibit 10.01

AMENDMENT TO CREDIT AGREEMENT
AMENDMENT dated as of October 9, 2015 (the “Amendment”) to the Second Amended and Restated Five-Year Credit Agreement dated as of October 9, 2014 (the “Credit Agreement”) among EASTMAN CHEMICAL COMPANY (the “Company”), the banks, financial institutions and other institutional lenders (the “Initial Lenders”) and initial issuing banks (the “Initial Issuing Banks”) listed on the signature pages thereof, CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES LLC, as joint lead arrangers, JPMORGAN CHASE BANK, N.A., as syndication agent, and CITIBANK, N.A., as administrative agent (the “Agent”).

The parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments.

(a)     The definition of “Termination Date” in Section 1.01 is amended by deleting the date “October 9, 2019” and substituting therefor the date “October 9, 2020”.
(b)    The definition of “Applicable Percentage” in Section 1.01 is amended in full to read as follows:
“Applicable Percentage” means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Percentage
Level 1 A- or A3 or above	0.090%
Level 2 BBB+ or Baa1	0.125%
Level 3 BBB or Baa2	0.150%
Level 4 BBB- or Baa3	0.200%
Level 5 Lower than Level 4	0.250%

(c)    The following new definition “Amendment Effective Date” is added to Section 1.01 in appropriate alphabetical order:
“Amendment Effective Date” means October 9, 2015.
(d)    Section 2.20(a) is amended by deleting the phrase “the Effective Date” and substituting therefor the phrase :”the Amendment Effective Date”.
(e)    Schedule I is amended in full to read as set forth on Annex A to this Amendment.

Exhibit 10.01

Section 3.    Waiver; Assignment. The requirements of Sections 2.20, 2.22(b) and 9.07 of the Credit Agreement are, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, hereby waived to the extent that such Sections require prior notice, consents or execution and delivery of an Assignment and Assumption to effect an assignment by any Lender to effect the restatement of Schedule I to the Credit Agreement as set forth above. Accordingly, after giving effect to this Amendment, only those Lenders listed on Annex A to this Amendment shall have any Commitment, or be considered Lenders under the Credit Agreement, in such amounts as set forth on Annex A.

For an agreed consideration, each Lender whose Revolving Credit Commitment is reduced or terminated by giving effect to this Amendment (each, an “Assignor”) hereby irrevocably sells and assigns to each Lender whose Revolving Credit Commitment is increased (or created) by giving effect to this Amendment, whether by assignment of an Assigned Interest or otherwise (each, an “Increasing Lender”), and each Increasing Lender hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with the Standard Terms and Conditions attached to the form of Assignment and Assumption (attached to the Credit Agreement as Exhibit C) and the Credit Agreement, as of October 9, 2015, the Assigned Interests (as defined below). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Amendment, without representation or warranty by any Assignor.
“Assigned Interest” has the meaning ascribed to such term in the form of Assignment and Assumption attached to the Credit Agreement as Exhibit C.
Section 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true and correct on and as of the Amendment Effective Date (as defined in Section 7 below) , before and after giving effect to this Amendment, and (ii) no Default will have occurred and be continuing on such date.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by electronic means shall be as effective as delivery of an original executed counterpart of this Amendment.

Section 7. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):

(a)the Agent shall have received from each of the Company and each of the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

(b)the Company shall have paid all reasonable accrued fees and expenses of the Agent and the Lenders (including the reasonable accrued fees and expenses of counsel to the Agent) and accrued fees under the Credit Agreement.

Section 8. Reference to and Effect on the Credit Agreement. The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute waiver of any provision of the Credit Agreement.

Exhibit 10.01

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EASTMAN CHEMICAL COMPANY
By:	/s/ Mary D. Hall
	Name:	Mary D. Hall
	Title:	Vice President and Treasurer

CITIBANK, N.A., as Agent and as Lender

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

BANK OF AMERICA, N.A.

By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Exhibit 10.01

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew G. Payne
	Name:	Andrew G. Payne
	Title:	Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Heather Allen
	Name:	Heather Allen
	Title:	SVP

ROYAL BANK OF CANADA

By:	/s/ Kevin Flynn
	Name:	Kevin Flynn
	Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

SUNTRUST BANK

By:	/s/ Christopher Hursey
	Name:	Christopher Hursey
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

Exhibit 10.01

By:	/s/ Mustafa Khan
	Name:	Mustafa Khan
	Title:	Director

THE NORTHERN TRUST COMPANY

By:	/s/ Michael Fornal
	Name:	Michael Fornal
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Deroy Scott
	Name:	Deroy Scott
	Title:	Senior Vice President

REGIONS BANK

By:	/s/ R. Todd Gaddis
	Name:	R. Todd Gaddis
	Title:	Vice President

SANTANDER BANK, N.A.

By:	/s/ John W. Deegan
	Name:	John W. Deegan
	Title:	Executive Director